UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           --------------------------

                       Date of Report: September 21, 2004
                           --------------------------



                             MARCONI CORPORATION PLC

             (Exact name of registrant as specified in its charter)

                           --------------------------



      England and Wales                 33-12430                    xxx
 ----------------------------   ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


       New Century Park, PO Box 53,
       Coventry, CV3 1HJ

       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


               Registrant's telephone number, including area code:


               ---------------------------------------------------
          (Former name or former address, if changed since last report)



 ==============================================================================

Item No. 8.01     Press release dated 21 September, 2004 - Holding(s) in Company



The company has received the following announcement:

                                           Fidelity Investments
                                           Windmill Court
                                           Millfield Lane
                                           Lower Kingswood
                                           Tadworth
                                           Surrey KT20 6AG


                                           20 September 2004



Marconi Corporation Plc
34 Grosvenor Square
London W1K 2HD

Fax: 020-7493 1974

ATTN: Company Secretary



Dear Sirs,

Enclosed are amended notifications of disclosable interests under the U.K. Companies Act 1985. Please note that while this information details the disclosable interest of more than one entity, the enclosed disclosure constitutes separate notifications of interest which have been combined solely for purposes of clarity and efficiency. It is not intended to indicate that any of these entities act as a group or in concert with respect to these interests.

These disclosures are made in the interest of conformity with the Companies Act. The Interest detailed herein were acquired solely for investment purposes.
For disclosure purposes, holdings should be represented as FMR Corp. and its direct and indirect subsidiaries, and Fidelity International Limited (FIL) and its direct and indirect subsidiaries, both being non-beneficial holders.

If you have any questions please contact Amanda Phillips on 01737 837092 or by Fax at 01737 837450.



Yours faithfully,



Amanda Phillips
Regulatory Report Analyst
FIL - Investment Compliance




Amendment #22



NOTIFICATIONS UNDER SECTION 198 TO 202 - U.K. COMPANIES ACT



1.         Company in which shares are held:         Marconi Corporation Plc


2.         Notifiable Interest: Ordinary Shares

          (a)        FMR Corp.
                     82 Devonshire Square
                     Boston, MA 02109


        Parent holding company of Fidelity Management and Research Company (FMRCO), investment manager for US mutual funds, and Fidelity Management Trust company (FMTC), a US state chartered bank which acts as a trustee or investment manager of various pension and trust accounts. (See Schedule A for listing of Registered Shareholders and their holdings)


          (b)        Fidelity International Limited (FIL)
                     P.O. Box HM 670
                     Hamilton HMCX, Bermuda


        Parent holding company for various direct and indirect subsidiaries, including Fidelity Investment Services Ltd. (FISL) and Fidelity Pension Management (FPM), investment managers for various non-US investment companies and institutional clients. (See Schedule A for listing of Registered Shareholders and their holdings.)


3.         The notifiable interests also comprise the notifiable interest of:

                     Mr. Edward C Johnson 3d
                     82 Devonshire Street
                     Boston, MA 02109

       A principal shareholder of FMR Corp. and Fidelity International Limited


4. The notifiable interests include interest held on behalf of authorized unit trust schemes in the U.K., notwithstanding the exemption from reporting pursuant to Section 209 (1)(h) of the Companies Act 1985.


5. These notifications of disclosable interests constitute separate notifications of interest in the shares and are combined solely for the purposes of clarity and efficiency. Nothing herein should be taken to indicate the FMR Corp. and its direct and indirect subsidiaries, Fidelity International Limited and its direct and indirect subsidiaries or Mr. Edward C. Johnson 3d act as a group or in concert in respect of the disclosed interests, or that they are required to submit these notifications on a joint basis.


6. The disclosable interests arise under section 208(4)(b) of the Act, namely where a person, not being the registered holder, is entitled to exercise a right conferred by the holding of the shares or to control the exercise of such rights, or under section 203 of the Act respectively.


               By Rani Jandu
               Regulatory Reporting Manager, FIL -        Investment Compliance
               Duly authorised under Powers of Attorney dated August 25, 2004 by Eric D. Roiter by and on behalf of FMR Corp. and its direct and indirect subsidiaries, and Fidelity International Limited and its direct and indirect subsidiaries.




Schedule A                                                   Amendment #22

Security: Marconi Corporation Plc


Ordinary    Shares Held    Management    Nominee/Registered Name
Shares                      Company
                319,600        FIL       Bank of New York London Total
                192,699        FIL       Brown Brothers Harriman Total
                256,700        FIL       Chase Manhattan Bank London total
                278,522        FIL       Deutsche Bank Total
                112,000        FIL       HSBC Total
                325,500        FIL       JP Morgan Total
                  7,395        FIL       Morgan Stanley Total
                325,049        FIL       Northern Trust Total
              3,931,998       FISL       Chase Manhattan Bank London Total
              1,142,400       FMRCO      Brown Brothers Harriman Total
                862,764       FMRCO      Chase Nominees Limited Total
              6,864,375       FMRCO      HSBC Total
                 22,850       FMRCO      JP Morgan Chase Total
                235,825       FMRCO      Mellon Bank Total
                172,102       FMRCO      State Street Bank & Trust Company Total
                 68,100       FMTC       Bank of New York Total
                112,138       FMTC       Chase Nominees Ltd Total
                  7,300       FMTC       JP Morgan Chase Total
                 23,774       FMTC       Mellon Bank Total
                  1,000       FMTC       Morgan Stanley Trust Co. Nominees Limited Bank Total
                 44,000       FMTC       Northern Trust Total
                 70,500       FMTC       State Street Bank & Trust Total
                 25,530       FMTC       Sumitomo T&B Total
                  4,220        FPM       Brown Brothers Harriman Ltd, LUX Total
                138,004        FPM       Chase Nominees Ltd Total
                  8,300        FPM       Citibank Total
                195,933        FPM       HSBC Clients Holding Nominee (UK) Limited Total
             15,748,578                  Grand total Ordinary Shares


Current ownership percentage:                7.69%

Shares in issue:                             204,787,207

Change in holdings since last filing:        (1,504,282) ordinary shares

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MARCONI CORPORATION PLC



                                       By:     ____M Skelly____

                                       Name:   M Skelly
                                       Title:  Company Secretary


Date: September 21, 2004